May 15, 2000


Report to Fellow Shareholders:

     Nicholas Fund survived a turbulent first calendar quarter ended March 31 with our seat belt securely fastened. The Fund's total return was 4.20%. In comparison, the S & P 500 gained 2.29%. Other large company stock market indices were down in the quarter such as the Dow Jones Industrial Average which was down 4.68%.

     Returns for Nicholas Fund and selected indices are provided in the chart below for the periods ended March 31, 2000.

                                             Average Annual Total Returns
                                             ----------------------------
[CAPTION]

                                                                                  July 14,'69**
                                    3       1         5         10        15         30.7
                                  Months   Year      Year      Years     Years       Years
                                  ------   -----     ------    ------   -------     --------
Nicholas Fund, Inc.               4.20%    6.75%     19.63%    15.62%   14.66%       13.90%
(Distributions Reinvested)
Standard & Poor's 500 Index       2.29%   17.94%     26.75%    18.83%   18.40%       13.30%
(Dividends Reinvested)
Consumer Price Index              1.42%    3.69%      2.50%    2.90%     3.20%        5.14%
Ending value of $10,000 invested
in Nicholas Fund, Inc.          $10,420   $10,675   $24,499   $42,699   $77,846     $543,813
(Distributions Reinvested)

      As stated in recent letters to shareholders, we have increased our participation in technology. This rapidly growing sector of our economy now represents 27% of our assets, up from 17% at December
31, 1999. To provide for this shift, we reduced our positions in the financial and insurance areas. The decision to reallocate assets was difficult because many of our financial holdings were very profitable over the long-term.

     Management wants to emphasize that our investment philosophy and program has not changed during this process. We continued to look for growth companies at reasonable prices, always mindful of downside risk. We have bought leading technology companies that are reporting strong earnings growth. We have spread the risk by diversifying broadly in different parts of the industry, such as telecommunication equipment, networking equipment, and hardware and software for the internet infrastructure buildout.

     We must reiterate what we have been saying over the last year.
The stock market is bifurcated. New economy stocks are high, the rest (old economy) are low. But, when and if the high priced tech stocks correct, can we be confident that the cheaper stocks will hold? Or will all boats, large and small, sink regardless of intrinsic value. These are uncertain times.

     Management feels more secure than previously with the current mix of new and old economy stocks. We continue to believe patient long-term investing comes down to stock picking, day by day, week by week, month by month. Our pledge and commitment is to assiduously strive for excellence in each selection.

     Sincerely,

     /s/                                     /s/

     Albert O. Nicholas                      David O. Nicholas
     Co-Portfolio Manager                    Co-Portfolio Manager


Note: The next Nicholas Fund distribution will be paid June 19, 2000 to shareholders of record June 16, 2000.

*Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions.
Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost.
**Date of initial public offering.  Starting time period for Standard
& Poor's 500 and the Consumer Price Index was June 30, 1969.


Financial Highlights
(For a share outstanding throughout each period)
------------------------------------------------------------------------------

                                                                          Year ended March 31,
                                         ----------------------------------------------------------------------------------------
                                          2000     1999      1998     1997     1996     1995     1994     1993     1992    1991
                                         ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
NET ASSET VALUE, BEGINNING OF PERIOD    $85.20    $93.98   $67.11   $63.81   $52.22   $51.10   $52.91   $49.68   $42.99   $37.72
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                    .39       .51      .36      .40      .57      .69      .74      .75      .70      .80
  Net gains (losses) on securities
     (realized and unrealized)            5.22      (.43)   32.67     8.64    15.68     4.46     (.68)    5.20     7.49     5.48
                                        -------    ------   ------   ------   ------   ------   ------   ------   ------   ------
     Total from investment operations     5.61       .08    33.03     9.04    16.25     5.15      .06     5.95     8.19     6.28
                                        -------    ------   ------   ------   ------   ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
  From net investment income              (.31)     (.59)    (.36)    (.42)    (.57)    (.71)    (.82)    (.68)    (.68)    (.79)
  From capital gains                     (5.94)    (8.27)   (5.80)   (5.32)   (4.09)   (3.32)   (1.05)   (2.04)    (.82)    (.22)
                                         ------    ------   ------   ------   ------   ------   ------   ------   ------   ------
     Total distributions                 (6.25)    (8.86)   (6.16)   (5.74)   (4.66)   (4.03)   (1.87)   (2.72)   (1.50)   (1.01)
                                        -------    ------   ------   ------   ------   ------   ------   ------   ------   ------
 NET ASSET VALUE, END OF PERIOD         $84.56    $85.20   $93.98   $67.11   $63.81   $52.22   $51.10   $52.91   $49.68   $42.99
                                        -------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                                        -------   ------   ------   ------   ------   ------   ------   ------   ------   ------
TOTAL RETURN                              6.75%      .13%   50.98%   14.68%   32.38%   10.88%    0.04%   12.41%   19.33%   17.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)   $4,900.9  $5,619.4 $5,907.2 $3,989.5 $3,655.3 $3,004.4 $2,941.2 $3,013.4 $2,234.1 $1,642.8
Ratio of expenses to average net assets    .73%      .71%     .71%     .72%     .74%     .77%     .78%     .76%     .78%     .81%
Ratio of net investment income
  to average net assets                    .46%      .58%     .44%     .61%     .87%    1.34%    1.40%    1.53%    1.60%    2.17%
Portfolio turnover rate                  39.72%    25.04%    17.01%  15.18%   25.70%   29.82%   33.39%   10.20%   14.58%   21.85%


The accompanying notes to financial statements are an integral part of these statements.

Top Ten Portfolio Holdings
March 31, 2000 (unaudited)
-------------------------------------------------------------------------------
[CAPTION]

                                                                  Percentage
      Name                                                       of Net Assets
      ----                                                       -------------
      General Motors Corporation - Class H ....................        3.07%
      Marshall & Ilsley Corporation ...........................        2.83%
      ADC Telecommunications, Inc. ............................        2.63%
      CVS Corporation .........................................        2.59%
      Mercury General Corporation .............................        2.55%
      Cintas Corporation ......................................        2.50%
      Motorola, Inc. ..........................................        2.47%
      Berkshire Hathaway Inc. - Class A .......................        2.29%
      Intel Corporation .......................................        2.18%
      Sybron International Corporation ........................        2.15%
                                                                      ------
      Total of top ten portfolio holdings .....................       25.26%
                                                                      ------
                                                                      ------

Schedule of Investments
March 31, 2000
-------------------------------------------------------------------------------
         Shares or                                           Quoted
         Principal                                           Market
          Amount                                              Value
        ----------                                        ------------
                                                          (Note 1 (a))
COMMON STOCKS - 95.44%
                     Basic Materials - 0.40%
           375,100   Monsanto Company                     $ 19,317,650
                                                       ----------------
                     Capital Goods - 0.62%
         1,501,825   Thermo Electron Corporation *          30,599,684
                                                       ----------------
                     Communication Services - 5.42%
           500,000   GTE Corporation                        35,500,000
         1,600,000   Global TeleSystems Group, Inc. *       32,800,000
           150,000   QUALCOMM Incorporated *                22,396,875
         1,908,882   Qwest Communications
                      International Inc. *                  92,580,777
           300,000   Sprint Corp (PCS Group) *              19,593,750
         1,000,000   Sprint Corporation                     63,000,000
                                                       ----------------
                                                           265,871,402
                                                       ----------------
                     Consumer Cyclicals-Products - 4.38%
           762,000   Harley-Davidson, Inc.                  60,483,750
         1,692,600   Valspar Corporation (The)              64,847,738
         1,950,000   Vulcan Materials Company               89,334,375
                                                       ----------------
                                                           214,665,863
                                                       ----------------
                     Consumer Cyclicals-Retail - 4.10%
         1,594,500   Fastenal Company                       76,336,687
           664,800   Home Depot, Inc. (The)                 42,879,600
           798,700   Kohl's Corporation *                   81,866,750
                                                       ----------------
                                                           201,083,037
                                                       ----------------
                     Consumer Cyclicals-Services - 4.02%
         3,126,750   Cintas Corporation                    122,529,516
         6,600,000   ServiceMaster Company (The)            74,250,000
                                                       ----------------
                                                           196,779,516
                                                       ----------------
                     Consumer Staples-
                      Drug, Retail, Food & Beverage - 5.01%
         3,385,000   CVS Corporation                       127,149,062
         1,500,000   McDonald's Corporation                 56,343,750
         2,400,000   Walgreen Co.                           61,800,000
                                                       ----------------
                                                           245,292,812
                                                       ----------------
                     Consumer Staples-
                      Media & Entertainment - 7.16%
           905,000   CBS Corporation *                      51,245,625
         1,118,600   Clear Channel Communications, Inc. *   77,253,313
           625,000   Time Warner Inc.                       62,500,000
         3,230,000   USA Networks, Inc. *                   72,876,875
         2,100,000   Walt Disney Company (The)              86,887,500
                                                       ----------------
                                                           350,763,313
                                                       ----------------
                     Financial- Banks &
                      Diversified Financials - 8.62%
         1,753,000   Citigroup Inc.                        103,974,812
         1,068,812   Fifth Third Bancorp                    67,335,156
           744,392   Firstar Corporation                    17,074,492
         2,165,200   Freddie Mac                            95,674,775
         2,399,063   Marshall & Ilsley Corporation         138,545,888
                                                       ----------------
                                                           422,605,123
                                                       ----------------
                     Financial-Brokerage &
                      Investment Management - 4.93%
             1,959   Berkshire Hathaway Inc.
                      - Class A*                           112,054,800
           700,000   Merrill Lynch & Co., Inc.              73,500,000
           688,000   Morgan Stanley Dean Witter & Co.       56,115,000
                                                       ----------------
                                                           241,669,800
                                                       ----------------
                     Financial-Insurance - 4.32%
         4,237,400   Mercury General Corporation +         125,003,300
         2,737,000   Protective Life Corporation            86,899,750
                                                       ----------------
                                                           211,903,050
                                                       ----------------
                     Financial-Real Estate - 0.35%
           760,625   HomeFed Corporation*                      486,800
         1,385,300   National Health Investors, Inc.+       16,537,019
                                                       ----------------
                                                            17,023,819
                                                       ----------------
                     Health Care-Products - 15.55%
         1,850,000   Abbott Laboratories                    65,096,875
         1,286,000   American Home
                      Products Corporation                  68,961,750
         2,400,000   Boston Scientific Corporation *        51,150,000
         2,120,000   Elan Corporation, plc *               100,700,000
           875,000   Eli Lilly and Company                  55,125,000
         1,151,000   Guidant Corporation *                  67,693,188
         1,023,796   Medtronic, Inc.                        52,661,507
         1,200,000   Pfizer Inc.                            43,875,000
         1,253,000   Stryker Corporation                    87,396,750
         3,627,400   Sybron International
                      Corporation *                        105,194,600
         1,614,927   Watson Pharmaceuticals, Inc. *         64,092,415
                                                       ----------------
                                                           761,947,085
                                                       ----------------
                     Health Care-Services - 3.76%
         1,770,725   Cardinal Health, Inc.                  81,232,009
         5,766,737   Health Management
                      Associates, Inc.-Class A *            82,176,002
         1,115,000   Manor Care, Inc. *                     15,052,500
         1,099,452   National HealthCare
                      Corporation * +                        5,772,123
                                                       ----------------
                                                           184,232,634
                                                       ----------------
                     Technology-
                      Communication Equipment - 8.52%
         2,391,000   ADC Telecommunications, Inc. *        128,815,125
           300,000   Lucent Technologies Inc.               18,225,000
           850,000   Motorola, Inc.                        121,018,750
           160,000   Nokia OYJ                              34,760,000
           400,000   Nortel Networks Corporation            50,400,000
         1,020,000   Tellabs, Inc. *                        64,244,088
                                                       ----------------
                                                           417,462,963
                                                       ----------------
                     Technology-Hardware - 9.03%
           600,000   Cisco Systems, Inc. *                  46,387,500
         1,800,000   Compaq Computer Corporation            47,925,000
           200,000   EMC Corporation *                      25,000,000
           450,000   Gateway, Inc. *                        23,850,000
           425,000   Hewlett-Packard Company                56,339,062
           450,000   International Business
                      Machines Corporation                  53,100,000
           810,500   Intel Corporation                     106,935,344
           545,000   Sun Microsystems, Inc. *               51,068,190
           200,000   Texas Instruments Incorporated         32,000,000
                                                       ----------------
                                                           442,605,096
                                                       ----------------
                     Technology-Services - 5.68%
           600,000   Automatic Data Processing, Inc.        28,950,000
           425,000   Computer Sciences Corporation *        33,628,125
           700,000   Electronic Data Systems
                      Corporation                           44,931,250
         1,208,400   General Motors Corporation
                      - Class H *                          150,445,800
         2,007,100   Loral Space & Communications Ltd. *    20,447,331
                                                       ----------------
                                                           278,402,506
                                                       ----------------
                     Technology-Software - 3.57%
           265,000   Citrix Systems, Inc. *                 17,556,250
           775,000   Microsoft Corporation *                82,343,750
           300,000   Oracle Corporation *                   23,418,750
           270,000   Rational Software Corporation *        20,655,000
           237,500   VERITAS Software Corporation *         31,112,500
                                                       ----------------
                                                           175,086,250
                                                       ----------------
                      TOTAL COMMON STOCK
                       (cost $2,778,160,337)              4,677,311,603
                                                       ----------------
SHORT-TERM INVESTMENTS - 4.57%
                     Commercial Paper - 4.11%
        10,000,000   Fiserv, Inc.
                      6.20%, due April 3, 2000              10,000,000
         8,000,000   Quad/Graphics, Inc.
                      6.10%, due April 3, 2000               8,000,000
        15,000,000   WICOR Industries, Inc.
                      6.10%, due April 4, 2000              14,997,458
        27,500,000   Consolidated Paper, Inc.
                      6.20%, due April 5, 2000              27,490,528
        10,000,000   A.O. Smith Corporation
                      6.35%, due April 6, 2000               9,994,708
        10,000,000   Banta Corporation
                      6.35%, due April 6, 2000               9,994,708
        21,000,000   Consolidated Paper, Inc.
                      6.35%, due April 7, 2000              20,985,183
        10,000,000   WICOR Industries, Inc.
                      6.35%, due April 7, 2000               9,992,946
        13,000,000   Banta Corporation
                      6.35%, due April 10, 2000             12,983,949
        10,000,000   Firstar Corporation
                      6.18%, due April 10, 2000              9,987,983
         4,000,000   Briggs & Stratton Corporation
                      6.30%, due April 11, 2000              3,994,400
        10,000,000   Fiserv, Inc.
                      6.30%, due April 11, 2000              9,986,000
         9,000,000   Banta Corporation
                      6.30%, due April 12, 2000              8,985,825
        10,000,000   Firstar Corporation
                      6.18%, due April 12, 2000              9,984,550
        10,000,000   Fiserv, Inc.
                      6.35%, due April 13, 2000              9,982,361
       $ 9,600,000   A.O. Smith Corporation
                      6.35%, due April 14, 2000              9,581,373
         9,250,000   Quad/Graphics, Inc.
                      6.35%, due April 14, 2000              9,232,053
         5,500,000   Banta Corporation
                      6.35%, due April 17, 2000              5,486,418
                                                           -----------
                                                           201,660,443
                                                           -----------
                     Variable Rate Demand Note - 0.46%
       $22,362,452   Firstar Bank U.S.A., N.A.
                      5.80%, due April 3, 2000              22,362,452
                                                       ---------------
                      TOTAL SHORT-TERM INVESTMENTS
                       (cost $223,805,178)                 224,022,895
                                                       ---------------
                      TOTAL INVESTMENTS
                       (cost $3,001,965,515) - 100.01%   4,901,334,498
                                                       ---------------
                     OTHER LIABILITIES,
                      NET OF ASSETS - (0.01%)                 (428,303)
                                                       ---------------
                      TOTAL NET ASSETS
                       (Basis of percentages
                       disclosed above) - 100%          $4,900,906,195
                                                        --------------
                                                        --------------



+This company is affiliated with the Fund as defined in Section 2(a)(3), of the Investment Company Act of 1940, in that the Fund holds 5% or more of its outstanding voting securities. (Note 5)
*Nondividend paying security.


     The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
March 31, 2000
-------------------------------------------------------------------------------
ASSETS:
    Investments in securities at market value (Note 1 (a)) --
       Nonaffiliated issuers (cost $2,916,601,369)-see
        accompanying schedule of investments...............    $4,754,022,056
       Affiliated issuers (cost $85,364,146)-see
        accompanying schedule of investments (Note 5)......       147,312,442
                                                               --------------
              Total investments............................     4,901,334,498
                                                               --------------
    Receivables --
       Dividends and interest..............................         1,986,855
       Investment securities sold..........................        25,755,201
                                                               --------------
              Total receivables............................        27,742,056
                                                               --------------
    Other..................................................         1,081,205
                                                               --------------
              Total assets.................................     4,930,157,759
                                                               --------------

LIABILITIES:
    Payables --
       Investment securities purchased.....................        25,244,933
       Management fee (Note 2).............................         2,784,251
       Other payables and accrued expenses.................         1,222,380
                                                               --------------
              Total liabilities............................        29,251,564
                                                               --------------
              Total net assets ............................    $4,900,906,195
                                                               --------------
                                                               --------------

NET ASSETS CONSIST OF:
    Fund shares issued and outstanding.....................    $2,128,447,613
    Net unrealized appreciation on investments (Note 3)....     1,899,151,266
    Accumulated undistributed net realized gains on
     investments...........................................       868,297,379
    Accumulated undistributed net investment income........         5,009,937
                                                               --------------
                                                               $4,900,906,195
                                                               --------------
                                                               --------------

NET ASSET VALUE PER SHARE ($.50 par value, 200,000,000
    shares authorized), offering price and redemption price
    ($4,900,906,195 ./. 57,959,184 shares outstanding)..               $84.56
                                                                       ------
                                                                       ------


     The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended March 31, 2000
----------------------------------------------------------------------------

INCOME:
    Dividends --
      Nonaffiliated issuers.........................            $  33,243,928
      Affiliated issuers (Note 5)...................                8,985,743
    Interest........................................               19,907,153
                                                               --------------
                                                                   62,136,824
                                                               --------------

EXPENSES:
    Management fee (Note 2).........................               34,445,024
    Transfer agent fees.............................                2,560,472
    Postage and mailing.............................                  372,192
    Custodian fees..................................                  260,462
    Printing........................................                  138,529
    Registration fees...............................                  109,515
    Telephone.......................................                   49,152
    Legal fees......................................                   37,402
    Pricing and accounting fees.....................                   25,873
    Audit and tax consulting fees...................                   21,400
    Directors' fees.................................                   15,186
    Insurance.......................................                   11,921
    Other operating expenses........................                    1,197
                                                               --------------
                                                                   38,048,325
                                                               --------------
          Net investment income.....................               24,088,499
                                                               --------------

NET REALIZED GAINS ON INVESTMENTS:
          Nonaffiliated issuers.....................              986,717,132
          Affiliated issuers (Note 5)...............              (43,070,528)
                                                               --------------
                                                                  943,646,604
                                                               --------------

NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS           (657,712,416)
                                                               --------------
          Net realized & unrealized gain on investments           285,934,188
                                                               --------------
          Net increase in net assets resulting
           from operations..........................            $ 310,022,687
                                                               --------------
                                                               --------------



         The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended March 31, 2000 and 1999
------------------------------------------------------------------------------

[CAPTION]

                                                                               2000                      1999
                                                                         --------------           ---------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income..............................................  $   24,088,499            $   32,344,013
    Net realized gains on investments..................................     943,646,604               677,496,167
    Net decrease in unrealized appreciation on investments.............    (657,712,416)             (713,780,961)
                                                                         --------------           ---------------
             Net increase (decrease) in net assets resulting
              from operations..........................................     310,022,687                (3,940,751)
                                                                         --------------           ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net investment income
      ($0.3114 and $0.5880 per share, respectively)....................     (19,670,553)              (37,283,083)
    Distributions from net realized gains on investment transactions
      ($5.9433 and $8.2716 per share, respectively).....................   (384,359,917)             (524,154,834)
                                                                         --------------           ---------------
            Total distributions........................................    (404,030,470)             (561,437,917)
                                                                         --------------           ---------------

CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued
     (3,201,699 and 4,909,542 shares, respectively)....................     260,402,347               427,202,000
    Reinvestment of distributions
     (4,460,866 and 6,048,038 shares, respectively)....................     374,800,666               523,117,516
    Cost of shares redeemed
     (15,655,897 and 7,861,685 shares, respectively)...................  (1,259,669,228)             (672,764,933)
                                                                         --------------           ---------------
             Increase (decrease) in net assets derived from capital
               share transactions .....................................    (624,466,219)              277,554,583
                                                                         --------------           ---------------
             Total decrease in net assets.           ..................    (718,474,002)             (287,824,085)
                                                                         --------------           ---------------

NET ASSETS:
    Beginning of period (including undistributed
     net investment income of $244,740 and $5,183,810, respectively)...   5,619,380,197             5,907,204,282
    End of period (including undistributed net
     investment income of $5,009,937 and $244,740, respectively).......  $4,900,906,195            $5,619,380,197
                                                                         --------------            --------------
                                                                         --------------            --------------



          The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
March 31, 2000
-----------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas Fund, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is capital appreciation in which income is a secondary consideration. To achieve its objective, the Fund invests in a diversified list of common stocks having growth potential. The following is a summary of the significant accounting policies of the Fund.

    (a) Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last bid price. Most debt securities, excluding short-term investments, are valued at current evaluated bid price. Variable rate demand notes are valued at cost which approximates market value. U.S. Treasury Bills and commercial paper are stated at market value with the resultant difference between market value and original purchase price being recorded as interest income. Investment transactions are generally recorded no later than the first business day after the trade date. Cost amounts, as reported on the schedule of investments and the statement of assets and liabilities, are the same for federal income tax purposes.

    (b) Net realized gains and losses on common stocks and bonds were computed on the basis of specific identification.

    (c) Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

    (d) The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these book and tax differences are permanent in nature, such amounts are reclassified among fund shares issued and outstanding, accumulated undistributed net realized gains on investments and accumulated undistributed net investment income. Accordingly, at March 31, 2000, reclassifications were recorded to increase accumulated undistributed net investment income by $347,251, increase accumulated undistributed net realized gains on investments by $98,333 and decrease fund shares issued and outstanding by $445,584.

         The Fund hereby designates approximately $943,646,600 as long-term capital gain for the purposes of the dividends paid deduction.

    (e) Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at fair market value on date of distribution.

    (f) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

(2) Investment Adviser and Management Agreement --
    The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the investment adviser based on .75 of 1% on an annual basis of the average net asset value up to and including $50 million and .65 of 1% on an annual basis of the average net asset value in excess of $50 million. Also, the investment adviser may be reimbursed for clerical and administrative services rendered by its personnel. This advisory agreement is subject to an annual review by the Directors of the Fund.

(3) Net Unrealized Appreciation --
    Aggregate gross unrealized appreciation (depreciation) as of March 31, 2000, based on investment cost for federal tax purposes is as follows:

         Aggregate gross unrealized appreciation on investments....................  $2,056,582,315
         Aggregate gross unrealized depreciation on investments....................    (157,431,049)
                                                                                     --------------
              Net unrealized appreciation .........................................  $1,899,151,266
                                                                                     --------------
                                                                                     --------------

(4) Investment Transactions --
    For the year ended March 31, 2000, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $1,942,734,410 and $2,815,369,888 respectively.


Notes to Financial Statements (Continued)
March 31, 2000
------------------------------------------------------------------------------

(5) Transactions with Affiliates --
    Following is an analysis of fiscal 2000 transactions with "affiliated companies" as defined by the Investment Company Act of 1940:

[CAPTION]

                                                                                                          Amount of
                                                                                                       Capital

                                                                                           Amount of    Gain (Loss)
                                                                                           Dividends     Realized
                                                         Share Activity                    Credited      on Sale
                                           --------------------------------------------    to Income    of Shares
                                             Balance                           Balance     in Fiscal    in Fiscal
    Security Name                            3/31/99   Purchases     Sales     3/31/00        2000         2000
    -------------                           --------   ---------     -----     -------     ---------    ----------
    Foremost Corporation of America (a)(b)  2,741,131       --     2,741,131      --         986,807    44,957,977
    General Cable Corporation (a)           2,537,400       --     2,537,400      --         241,240   (21,181,349)
    Heartland Express, Inc. (a)             2,837,589     50,000   2,887,589      --            --      (9,949,398)
    Interim Services, Inc. (a)              2,396,000       --     2,396,000      --            --     (19,739,860)
    Mercury General Corporation             4,435,600     61,800     260,000   4,237,400   3,795,738    (2,995,957)
    National HealthCare Corporation         1,099,452       --          --     1,099,452        --            --
    National Health Investors, Inc.         1,385,300       --          --     1,385,300   3,961,958          --
    Quorum Health Group, Inc. (a)           4,292,000       --     4,292,000      --            --     (34,161,941)
                                                                                          ----------   -----------
                                                                                          $8,985,743  $(43,070,528)
                                                                                          ----------   -----------
                                                                                          ----------   -----------

(a) As of March 31, 2000, the Fund is no longer affiliated with this company.
(b) Foremost Corporation of America was acquired by an affiliate of the insurance exchanges of the Farmers Insurance Group of Companies on March 8, 2000.



Report of Independent Public Accountants
--------------------------------------------------------------------
--------------------------------------------------------------------
To the Shareholders and Board of Directors of Nicholas Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities of NICHOLAS FUND, INC. (a Maryland corporation), including the schedule of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas Fund, Inc. as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principals generally accepted in the United States.

                               ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin,
April 24, 2000.

Historical Record (Unaudited)
-------------------------------------------------------------------------------
[CAPTION]


                                            Net Investment
                                  Net           Income         Capital Gain     Dollar Weighted   Growth of An
                               Asset Value   Distributions    Distributions    Price/Earnings  Initial $10,000
                                Per Share      Per Share        Per Share        Ratio**         Investment***
                               -----------   -------------    -------------    ---------------- ---------------

July, 14, 1969*..............   $ 6.59        $  --            $  --               --            $ 10,000
March 31, 1985 ..............    29.24         0.6420           1.5760            13.2 times       69,858
March 31, 1986 ..............    35.26         0.5750           0.6100            15.8             87,699
March 31, 1987 ..............    39.94         0.8820           0.1870            16.3            102,387
March 31, 1988 ..............    32.15         1.8400           4.0340            14.1             98,557
March 31, 1989 ..............    35.27         1.0250           0.4510            13.2            113,155
March 31, 1990 ..............    37.72         0.9240           1.0540            14.9            127,360
March 31, 1991 ..............    42.99         0.7900           0.2250            16.9            149,180
March 31, 1992 ..............    49.68         0.6790           0.8240            19.4            178,011
March 31, 1993 ..............    52.91         0.6790           2.0420            18.5            200,098
March 31, 1994 ..............    51.10         0.8175           1.0470            16.7            200,182
March 31, 1995 ..............    52.22         0.7070           3.3170            17.2            221,970
March 31, 1996 ..............    63.81         0.5650           4.0945            21.0            293,836
March 31, 1997 ..............    67.11         0.4179           5.3166            21.7            336,973
March 31, 1998 ..............    93.98         0.3616           5.8002            30.0            508,762
March 31, 1999 ..............    85.20         0.5880           8.2716            31.7            509,446
March 31, 2000 ..............    84.56         0.3114(a)        5.9433(a)         37.3            543,813

    *Date of Initial Public Offering.                          (a) Paid $0.0520 in net investment income and
   **Based on latest 12 months accomplished earnings.              $4.7433 in capital gains on May 20, 1999 to
  ***Assuming reinvestment of all distributions.                   shareholders of record May 19, 1999.
     Range in quarter end price/earnings ratios since              Paid $0.2594 in net investment income and
     December 31, 1974                                             $1.2000 in capital gains on December 22, 1999
           High                     Low                            to shareholders of record December 21, 1999.
   --------------------      -------------------
   March 31, 2000  37.3      March 31, 1982  8.3





AUTOMATIC INVESTMENT PLAN - AN UPDATE (unaudited)
-------------------------------------------------
The Nicholas Family of Fund's Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve. Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods (5 years or more) so that investments are made through several market cycles. The table will be updated and appear in future financial reports issued by the Nicholas Family of Funds.


                                                                                                 Nicholas Fund
                                                                                              -------------------
    $1,000 initial investment on............................................................   7/14/69*  3/31/90
    Number of years investing $100 each month following the date of initial investment......      30.7        10
    Total cash invested.....................................................................   $37,900   $13,000
    Total dividends and capital gains distributions reinvested..............................  $362,561   $10,039
    Total full shares owned 3/31/00.........................................................     9,631       378
    Total market value on 3/31/00...........................................................  $814,382   $31,983

The results above assume purchase on the last day of the month. The Nicholas Automatic Investment Plan actually invests on the 20th of each month (or on the alternate date specified by the investor). Total market value includes reinvestment of all distributions.

*Date of initial offering.



                Officers and Directors

                ALBERT O. NICHOLAS, President and Director

                ROBERT H. BOCK, Director

                MELVIN L. SCHULTZ, Director

                RICHARD SEAMAN, Director

                DAVID L. JOHNSON, Executive Vice President

                THOMAS J. SAEGER, Executive Vice President and Secretary

                DAVID O. NICHOLAS, Senior Vice President

                LYNN S. NICHOLAS, Senior Vice President

                JEFFREY T. MAY, Senior Vice President and Treasurer

                MARK J. GIESE, Vice President

                CANDACE L. LESAK, Vice President

                TRACY C. EBERLEIN, Assistant Vice President

                         Investment Adviser
                        NICHOLAS COMPANY, INC.
                        Milwaukee, Wisconsin
                    414-272-6133 or 800-227-5987

                           Transfer Agent
                  FIRSTAR MUTUAL FUND SERVICES, LLC
                       Milwaukee, Wisconsin
                   414-276-0535 or 800-544-6547

                             Custodian
               FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                        Cincinnati, Ohio

                            Auditors
                       ARTHUR ANDERSEN LLP
                       Milwaukee, Wisconsin

                            Counsel
                      DAVIS & KUELTHAU, S.C.
                      Milwaukee, Wisconsin


        This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.